Exhibit 10.4


                                MONSANTO COMPANY



                          EMPLOYEE STOCK PURCHASE PLAN










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                      MONSANTO EMPLOYEE STOCK PURCHASE PLAN


                  1. Purpose. The Monsanto Employee Stock Purchase Plan (hereinafter called the "Plan") provides a convenient way for employees of
Monsanto Company (hereinafter called the "Company") and its Participating Subsidiaries to purchase shares of the common stock of the Company (hereinafter called "Stock") by enabling them to borrow the purchase price for such Stock from the Company and repay the borrowed amounts through regular payroll deductions. A "Subsidiary" of the Company is defined as any company or entity in which the Company owns or controls, directly or indirectly, 50% or more of the shares of the stock normally eligible to be voted for the election of its directors or of comparable equity participation and voting power. The Participating Subsidiaries are identified on Schedule I, as amended from time to time by the Plan Administrator.

                  2. Source of Stock. The stock to be sold under the Plan will be issued and outstanding Stock of the Company that is acquired in open-market transactions on behalf of the participating employees by an outside administrator designated by the Company from time to time (the "Outside Administrator").

                  3. Method of Electing to Purchase. (a) Any regular employee of the Company or of a Participating Subsidiary who is in pay status and is at least 21 years of age or who otherwise has attained the age of majority for purpose of contract rights, liabilities, and obligations under the statutes of both the state (or country) in which he or she resides and the state (or country) in which he or she is currently employed and making application under the Plan may, at any time, submit an application under the Plan to purchase


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Stock either at a price at or below a price  designated  by such employee or "at market price," provided, however, that the Board and the Plan Administrator, and each of them, shall have the power from time to time to exclude from participation in the Plan any classes or groups of employees of the Company and all employees or any classes or groups of employees of any Participating Subsidiary and to reinstate the same from time to time. Applications must be made in the form established by the Plan Administrator, and must be submitted either to (i) the Company or (ii) the Outside Administrator or another a third party designated by the Plan Administrator to act as the Company's agent for receipt and acceptance thereof, as the Plan Administrator may from time to time determine. As used herein, the term "Board" means the Board of Directors of the Company or its delegee.

                  (b) Upon receipt of an application as above provided, the Outside Administrator will place an order for the purchase on behalf of the participating employee in the market in accordance therewith. Applications to purchase Stock at or below a designated price will be accepted by the Outside Administrator if and when the Outside Administrator acquires such Stock in the market at such prices. Applications to purchase Stock "at market price" will be accepted by the Outside Administrator when and at the price at which the Outside Administrator acquires such Stock in the market. Upon such acceptance, the employee in question (a) shall be considered to have borrowed from the Company, on a no-interest, full recourse basis, the purchase price for such Stock (the "Loan"), and (b) shall be required to pay, through such procedures as the Plan

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Administrator  may from time to time  determine,  all brokerage fees incurred in implementing such purchase. The Loan shall be repaid by the employee as provided in Sections 6 and 9 below. Notwithstanding any other provision of the Plan: (a) it shall be a prerequisite to the rights of any employee with respect to any Stock purchased pursuant to the Plan that the employee execute a promissory note and pledge agreement evidencing the terms and conditions of the related Loan, in such form as may be prescribed by the Plan Administrator from time to time, and pay the brokerage fees incurred as provided above; and (b) no application shall be accepted from, and no Stock may be purchased under the Plan by, an employee who is not in pay status. Without limiting the generality of the foregoing, the
form  of  promissory   note  and  pledge   agreement   prescribed  by  the  Plan
Administrator may contain such provisions regarding the effect of the bankruptcy of the employee, and such other terms and conditions, as the Plan Administrator may deem to be appropriate to accomplish the purposes and intent of the Plan.

                  4. Cancellation and Withdrawal of Applications. An application to purchase Stock at a designated price may be withdrawn by notice prior to the time it is accepted by the Outside Administrator. Such application will be automatically cancelled, if it is not accepted as provided in Section 3, on or before the last day of the month following the month in which it is received; provided, the Plan Administrator may determine, in its discretion, that applications may be renewed from time to time for additional periods of one calendar month each by notice on or before the day on which an application would

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otherwise be cancelled.  Notice of withdrawal or renewal of an application shall be in the form determined from time to time by the Plan Administrator and shall be effective upon receipt by the party then authorized to receive and accept applications submitted under the Plan, as provided for in Section 3.

                  5. Number of Shares Which an Employee May Purchase. Except with prior approval of the Plan Administrator, the Outside Administrator will not accept an application to the extent it would result in the total unpaid balances of all the employee's Loans under the Plan exceeding $10,000, or in the imputation of compensation income to such employee pursuant to Section 7872 of the Internal Revenue Code of 1986, as amended (the "Code"), or any comparable provision of state, local or foreign law. In addition, the Plan Administrator may from time to time establish a maximum number of Loans that an employee may have under the Plan at any one time, a minimum number of shares of Stock and minimum incremental number of shares that may be applied for on one application, and such other similar limitations as may be appropriate to facilitate the administration of the Plan.

                  6. Payroll Deduction. Except as provided in Section 9, the employee must repay the Loan by uniform payroll deductions, at least as often as monthly, over a 40-month period beginning as soon as practicable after the date the Shares are purchased. Funds deducted from employees by any Participating Subsidiary, either through payroll deductions described in this Section 6 or as

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the Plan Administrator directs, shall be computed and remitted to the Company in
U.S. dollars. Each payment by the employee through payroll deductions shall be applied to all the unpaid balance of all of the employee's outstanding Loans under the Plan on a pro-rata basis. The employee shall have the right to make additional cash payments in U.S. dollars at any time to reduce the unpaid balance of any of the employee's outstanding Loans under the Plan, which payments shall be applied to the Loans in reverse order of maturity. When employees transfer from the employ of the Company or a Participating Subsidiary to any Subsidiary that is not a Participating Subsidiary, or to Pharmacia Corporation or one of its Subsidiaries other than the Company and its Subsidiaries, or when employees are employed by a Subsidiary that ceases to be a Subsidiary, if the Plan Administrator so determines, such employees shall not be treated as having had a termination of employment, but shall be permitted to continue repayments of Loans under the Plan in accordance with procedures established by the Plan Administrator until repayment is completed or until the termination of their employment with such Subsidiary, Pharmacia Corporation or its Subsidiary, as applicable.

                  7. Release of Collateral. Shares of Stock purchased under the Plan shall be issued in the name of the purchasing employee and held as collateral for the unpaid balance of the related Loan pursuant to the promissory note and pledge agreement. Shares of Stock as to which repayment has been completed will be released from collateral at such intervals as may be determined from time to time by the Plan Administrator.

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                  8. Rights as Stockholder;  Offers and Corporate  Transactions.
The employee shall be the owner of all Stock purchased under the Plan and shall have all voting, cash or stock dividend and other rights as a stockholder with respect to shares of Stock purchased hereunder from the date the purchase thereof takes place, subject to Section 9 of the Plan; provided, that the employee shall have no power to sell or otherwise dispose of any Stock while it is held as collateral for the unpaid balance of the related Loan, except as provided below. In the event of any tender offer or exchange offer for the Stock (an "Offer"), then the Plan Administrator shall determine, in its sole discretion, whether or not to permit employees who have purchased Stock under the Plan that is still held as collateral for the related Loan, to tender such
Stock  in  such  Offer   pursuant  to   procedures   established   by  the  Plan
Administrator. In the event any Stock is sold or exchanged in an Offer, or in the event of any change in corporate capitalization such as a stock split, any corporate transaction such as a merger, consolidation, separation, spin-off, or other distribution of stock or property of the Company, any reorganization
(whether  or  not  such   reorganization   comes   within  the   definition   of
reorganization in Section 368 of the Code), or any partial or complete liquidation affecting the Stock (collectively, a "Transaction"), as a result of which the number of shares of Stock held as collateral for a Loan increases or decreases, or some or all of such Stock is converted into any other security or other property (other than cash), then the resulting shares of Stock, securities or other property shall continue to be held as collateral for the related Loan and released as provided in Section 7. If, as a result of the sale or exchange of Stock in an Offer or a Transaction, any Stock held as collateral for a Loan

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is converted into cash, such cash shall be automatically applied to repayment of such Loan, in reverse order of maturity.

                  9. Termination of Employment. Except as provided in Section 6, the unpaid balance of the Loans under the Plan by an employee shall become due and payable in full upon termination of his or her employment with the Company and its Subsidiaries, and to the extent such unpaid balance remains unpaid for more than 90 days after the date of such termination of employment, the Company shall be entitled to foreclose upon and sell (to itself or a third party) the Stock held as collateral for such unpaid balance. To the extent that the value of the Stock so foreclosed upon is not sufficient to fully satisfy the unpaid balance of such Loans, the Company shall be entitled to seek to collect such unpaid balance from the employee; provided, that the Plan Administrator may determine, in its discretion, to forgive the remaining unpaid balance if the employee's termination of employment results from his or her death or disability or a termination of employment by the Company or a Subsidiary without cause (as determined by the Plan Administrator). Notwithstanding any other provision of the Plan, during any period of up to six months while an employee is on unpaid leave, the employee will not be required to make any repayments of his or her Loans under the Plan, and if he or she has not returned to active service after six months on such unpaid leave, he or she should be treated as if his or her employment had been terminated without cause at the end of such six-month period.
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                  10. Administration  of   the  Plan.  The   Plan  shall  become
effective on such date at or after the initial public offering of the Monsanto Stock as the Board may determine and shall continue in effect until terminated by the Board. The termination of the Plan shall not affect applications previously accepted by the Outside Administrator. The Company reserves the right, at its option, to suspend temporarily the acceptance of new applications under the Plan if any legal requirement has not been met. The Plan shall be administered by the Internal People Committee of the Company and its delegees (herein called the "Plan Administrator") unless and until otherwise determined by the Board. The Plan Administrator shall establish suitable procedures under the Plan, and determine any questions that may arise regarding interpretation and application of the Plan's provisions and shall have authority to change or waive requirements of the Plan to meet special circumstances not anticipated or covered therein.

                  11. Amendment or Termination of Plan. The Board shall have the power to amend or terminate the Plan at any time. Without limiting the generality of the foregoing, the Board may make such amendments as may be appropriate, with respect to employees who are resident outside the United States, to take into account local law, taxation and practice, in order to meet the objectives of the Plan, including without limitation by establishing one or more sub-plans.

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                                   SCHEDULE I

                            (As of December 11, 2000)

                           PARTICIPATING SUBSIDIARIES


o Any Subsidiary that is organized under the laws of any state of the United States shall be a "Participating Subsidiary."